Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Zenas BioPharma, Inc. (the “Company”) hereby certifies, to the best of my knowledge, that:

(i)	the accompanying Annual on Form 10-K of the Company for the fiscal year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 11, 2025	By:	/s/ Jennifer Fox
		Name:	Jennifer Fox
		Title:	Chief Business Officer and Chief Financial Officer
(Principal Financial and Accounting Officer)